    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 2002.

                                                      REGISTRATION NO. 333-82696
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                               ALLEN TELECOM INC.
             (Exact Name of Registrant as Specified in Its Charter)

                      DELAWARE                                              38-0290950
           (State or Other Jurisdiction of                               (I.R.S. Employer
           Incorporation or Organization)                             Identification Number)

                       25101 CHAGRIN BOULEVARD, SUITE 350
                             BEACHWOOD, OHIO 44122
                                 (216) 765-5800
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                             ---------------------

                             LAURA C. MEAGHER, ESQ.
                         GENERAL COUNSEL AND SECRETARY
                               ALLEN TELECOM INC.
                       25101 CHAGRIN BOULEVARD, SUITE 350
                             BEACHWOOD, OHIO 44122
                                 (216) 765-5818
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)
                             ---------------------

                                   COPIES TO:

             CHRISTOPHER M. KELLY, ESQ.                                  PAUL JACOBS, ESQ.
             JONES, DAY, REAVIS & POGUE                               WARREN J. NIMETZ, ESQ.
                     NORTH POINT                                    FULBRIGHT & JAWORSKI L.L.P.
                 901 LAKESIDE AVENUE                                     666 FIFTH AVENUE
             CLEVELAND, OHIO 44114-1190                              NEW YORK, NEW YORK 10103
                   (216) 586-3939                                         (212) 318-3384

                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



     This amendment no. 2 is filed solely for the purpose of adding certain exhibits not previously filed.

ITEM 16.  EXHIBITS.


EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
   1.1    Form of Underwriting Agreement
   4.1    Form of Certificate of Designation for the Series D      %
          Convertible Preferred Stock
   5.1    Opinion of Jones, Day, Reavis & Pogue
 *12.1    Statement Regarding Computation of Ratio of Earnings to
          Combined Fixed Charges and Preferred Stock Dividends
  23.1    Consent of Jones, Day, Reavis & Pogue (included in Exhibit
          5.1)
 *23.2    Consent of Deloitte & Touche LLP
 *24.1    Powers of Attorney of Directors and Officers of Allen
          Telecom Inc.


---------------

*Previously filed

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Beachwood, State of Ohio, on March 11, 2002.


                                          ALLEN TELECOM INC.

                                          By: /s/ LAURA C. MEAGHER
                                            ------------------------------------
                                              LAURA C. MEAGHER
                                              General Counsel and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this amendment no. 2 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.



                /s/ ROBERT G. PAUL                   President, Chief Executive         March 11, 2002
---------------------------------------------------  Officer and Director (Principal
                  Robert G. Paul                     Executive Officer)

              /s/ ROBERT A. YOUDELMAN                Executive Vice President and       March 11, 2002
---------------------------------------------------  Chief Financial Officer
                Robert A. Youdelman                  (Principal Financial Officer)

                         *                           Vice President -- Finance          March 11, 2002
---------------------------------------------------  (Principal Accounting Officer)
               James L. LePorte, III

                         *                           Chairman of the Board and          March 11, 2002
---------------------------------------------------  Director
                Philip Wm. Colburn

                         *                           Vice Chairman of the Board and     March 11, 2002
---------------------------------------------------  Director
                 J. Chisholm Lyons

                         *                           Director                           March 11, 2002
---------------------------------------------------
                 Sheldon I. Ausman

                         *                           Director                           March 11, 2002
---------------------------------------------------
                  John F. McNiff

                         *                           Director                           March 11, 2002
---------------------------------------------------
                Charles W. Robinson

                         *                           Director                           March 11, 2002
---------------------------------------------------
                 Martyn F. Roetter

                         *                           Director                           March 11, 2002
---------------------------------------------------
                   Gary B. Smith

                         *                           Director                           March 11, 2002
---------------------------------------------------
              Kathleen M. H. Wallman

---------------


* The undersigned, by signing his or her name hereto, does sign and execute this amendment no. 2 to the registration statement pursuant to the powers of attorney executed by the above-named officers and directors of the registrant, which have been filed previously with the Securities and Exchange Commission on behalf of such officers and directors.


By: /s/ LAURA C. MEAGHER
    --------------------------------------------------------
    Laura C. Meagher

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                      DESCRIPTION OF DOCUMENT
-------                     -----------------------
   1.1    Form of Underwriting Agreement
   4.1    Form of Certificate of Designation for the Series D      %
          Convertible Preferred Stock
   5.1    Opinion of Jones, Day, Reavis & Pogue
 *12.1    Statement Regarding Computation of Ratio of Earnings to
          Combined Fixed Charges and Preferred Stock Dividends
  23.1    Consent of Jones, Day, Reavis & Pogue (included in Exhibit
          5.1)
 *23.2    Consent of Deloitte & Touche LLP
 *24.1    Powers of Attorney of Directors and Officers of Allen
          Telecom Inc.


---------------

* Previously filed